SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

EBR Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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PRELIMINARY COPY – SUBJECT TO COMPLETION

EBR SYSTEMS, INC.

480 Oakmead Pkwy

Sunnyvale, CA 94085

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, March 12, 2026 (Australia) and Wednesday, March 11, 2026 (U.S.)

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of EBR SYSTEMS, INC., a Delaware corporation (the “Company”). The meeting will be held on Thursday, March 12, 2026, at 9:00 am Australian Eastern Daylight Time (Wednesday, March 11, 2026, and at 3:00 pm U.S. Pacific Daylight Time) electronically via webcast at meetnow.global/MN2SCQV. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.	To approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (also referred to as a share consolidation) at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Company’s Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendment. We refer to this proposal as the “Reverse Stock Split” or “Proposal 1.”

The Company’s outstanding CHESS Depositary Interests (“CDIs”) will not be consolidated as part of the reverse stock split but rather the transmutation ratio of CDIs to shares will change from 1-to-1 to the ratio at which the reverse stock split is effected.

2.	To ratify the issuance of 55,900,000 CDIs (equivalent to 55,900,000 shares of common stock (“Shares”)) at an issue price of A$1.00 per CDI, on terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4. We refer to this proposal as the “Ratification Proposal” or “Proposal 2.”

3.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2. We refer to this as the “Adjournment Proposal” or “Proposal 3.”

The Special Meeting will be held virtually through a live webcast. Holders of record of CDIs and Common Stock will be able to attend the Special Meeting, and vote during the live webcast by visiting meetnow.global/MN2SCQV.

•	CDI holders will need to select “Guest” and enter their name and email address (but may not vote at the meeting);
•	Shareholders will need to select “Stockholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

Please refer to the additional logistical details and recommendations in the accompanying Proxy Statement. If you intend to vote using the virtual online voting facility during the Special Meeting, it is recommended that you log in to the online platform at least 15 minutes prior to the scheduled start time for the Special Meeting.

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The Board of Directors has set Thursday, January 22, 2026, at 7:00 pm Australian Eastern Daylight Time (Thursday, January 22, 2026, at 12:00 midnight on U.S. Pacific Standard Time) as the record date (the “Record Date”) to determine those holders of record of CDIs and Common Stock who are entitled to notice of, to virtually attend, and to electronically vote at, the Special Meeting or any adjournment or postponement thereof and those CDI Holders who are entitled to notice of, and to virtually attend (but not vote at), the Special Meeting or any adjournment thereof or postponement. If you hold your shares of Common Stock or CDIs through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares of Common Stock. CHESS Depositary Nominees Pty Ltd (“CDN”) will vote the applicable CDIs on behalf of each applicable CDI Holder at the Special Meeting in accordance with the instructions received via the CDI Voting Instruction Form. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

By Order of the Board of Directors

/s/ Gary Doherty

Gary Doherty

Chief Financial Officer

Sunnyvale, CA

January __, 2026

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Thursday, March 12, 2026 (Australia) and Wednesday, March 11, 2026 (U.S.) at 9:00 am Australian Eastern Daylight Time and 3:00 pm U.S. Pacific Daylight Time.

The Proxy Statement for the Special Meeting is available at www.ebrsystemsinc.com/investor-center.

You are cordially invited to attend the meeting online. Whether or not you expect to attend the special meeting, please complete, date, sign and return the proxy or CDI Voting Instruction Form mailed to you if one was mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. Even if you have voted by proxy, holders of record of Common Stock may still vote online if you attend the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of the Company is soliciting your proxy to vote at the 2026 Special Meeting of Stockholders (the “Special Meeting”), including in any adjournments or postponements of the meeting. All stockholders and holders of CHESS Depositary Interest (“CDIs”, and each such holder a “CDI holder”) will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to first mail the Notice on or about January 27, 2026 to all stockholders of record entitled to vote at the Special Meeting.

What is the purpose of the meeting?

At the Special Meeting, stockholders are invited to act upon the matters outlined in the Notice of Special Meeting. There are two matters outlined in the Notice of Special Meeting scheduled for a vote:

•	To approve amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (also referred to as a share consolidation) at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Board in its discretion, subject to the Board’s authority to abandon such amendment. (“Proposal 1”)

The Company’s outstanding CHESS Depositary Interests (“CDIs”) will not be consolidated as part of the reverse stock split but rather the transmutation ratio of CDIs to shares will change from 1-to-1 to the ratio at which the reverse stock split is effected.

•	To ratify the issuance of 55,900,000 CDIs (equivalent to 55,900,000 shares of common stock (“Shares”)) at an issue price of A$1.00 per CDI, on terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4. (“Proposal 2”)

•	To adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals. (“Proposal 3”)

What is a proxy?

If you are a stockholder or CDI holder of record and you designate another person or entity to vote shares or CDIs that you own of record, such other person or entity is referred to as your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. This is referred to as your “proxy vote”.

What does it mean if I receive more than one printed set of proxy materials?

If you receive more than one printed set of proxy materials, it means that you hold shares or CDIs registered in more than one account. To ensure that all of your shares and CDIs are voted, please submit proxies or voting instructions for all of your shares and CDIs.

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Who is entitled to vote at the meeting?

Only those stockholders of record or beneficial owners of shares held in street name on January 22, 2026, at 7:00 pm Australian Eastern Daylight Time, (January 22, 2026, at 12:00 am, U.S. Pacific Standard Time) (“Record Date”), will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof. CDI holders as of the Record Date are entitled to receive notice of and participate in the meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.investorvote.com.au.

As of the Record Date, the Company has 450,259,169 shares of common stock outstanding (equivalent to 450,259,169 CDIs), all of which are entitled to vote with respect to the proposals to be acted upon at the meeting, subject to the voting exclusions set out in this Proxy Statement. Each CDI represents one share.

Stockholder of Record: Shares Registered in Your Name

If you own shares registered directly in your name with the Company’s U.S. share registrar, Computershare Trust Company, N.A. (“Computershare U.S.”), you are considered the stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Special Meeting by registering and participating in the virtual online facility. Whether or not you plan to attend the meeting, we urge you to fill out and return or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. Even if you currently plan to attend the virtual meeting and vote your shares at the Special Meeting, we recommend that you submit a proxy so that your vote will be counted if you later decide not to attend the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Special Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

CDI Holders

If you are a CDI holder, you can participate in the Special Meeting by registering as a guest in the virtual online facility. However, because the holders of CDIs are not the legal owners of the underlying shares of Common Stock, CDI holders are unable to vote during the meeting. CHESS Depositary Nominees Pty Ltd (“CDN”) is the stockholder of record for all shares beneficially owned by holders of CDIs. Holders of CDIs are entitled to receive the Notice and attend the Special Meeting and may vote by using the methods described in the CDI Voting Instruction Form. For votes to be counted, the CDI Voting Instruction Form must be lodged with the Company’s Australian share registrar, Computershare Investor Services Pty Limited (“Computershare AUS”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, no later than Thursday, March 5, 2026 at 5:00 pm Australian Eastern Daylight Time (Wednesday, March 4, 2026 at 10:00 pm U.S. Pacific Standard Time) and in a manner as set out in the Notice of Special Meeting and this Proxy Statement. Computershare AUS is required to follow the voting instructions properly received from holders of CDIs.

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Will any investors be excluded from voting on any of the proposals at the meeting?

Yes. In accordance with ASX Listing Rule 14.11.1, the Company will disregard any votes cast in favor of certain resolutions by certain persons and associates of those persons. Voting exclusions apply with regard to Proposal 2. Please refer to the relevant proposal for details in relation to the exclusions that apply.

How do I attend the Special Meeting?

All of our stockholders and CDI holders are invited to attend the virtual Special Meeting.

To attend the Special Meeting, enter meetnow.global/MN2SCQV into a web browser on your computer or online device:

•	Stockholders will need to select “Shareholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services;
•	CDI holders will need to select “Guest” and enter their name and email address; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

CDI holders will not be able to lodge a vote using the virtual online facility and therefore are urged to complete their CDI Voting Instruction Form or vote online before the Special Meeting for their vote to be counted.

We recommend logging on to the online platform for the Special Meeting at least 15 minutes prior to the scheduled start time for the Special Meeting.

How many shares must be present to hold the meeting?

In accordance with the Company’s amended and restated bylaws, holders of at least one-third of the outstanding shares of common stock entitled to vote at a stockholder meeting as of the Record Date must be present at the Special Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are stockholder of record (or proxy), and you are present virtually at the meeting by registering your attendance via the virtual online facility; or
•	you have properly and timely submitted your proxy before the meeting as described below under “How do I vote my shares of EBR Systems, Inc common stock?”; or
•	you have properly and timely submitted your CDI voting instructions to CDN before the meeting as described below under “How do I vote if I hold CDIs”?

How do I vote my shares of EBR Systems, Inc. common stock?

If you are a stockholder of record, there are two ways to vote:

•	by completing, signing, and returning the enclosed proxy card - valid proxies must be received by Computershare Investor Services no later than Thursday, March 12, 2026, at 9:00 am Australian Eastern Daylight Time (Wednesday, March 11, 2026, at 3:00 pm U.S. Pacific Daylight Time) or
•	participating in the virtual Special Meeting and using the virtual online voting facility – see below.

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If you intend to vote using the virtual online voting facility during the Special Meeting, it is recommended that you log in to the online platform at least 15 minutes prior to the scheduled start time for the Special Meeting using the instructions below:

Enter meetnow.global/MN2SCQV into a web browser on your computer or other device with web access.

•	Shareholders will need to select “Stockholder” and enter their Shareholder Control Number which will be provided by Computershare Investor Services; and
•	Proxyholders will need to select “Invitation” and enter a proxy number which will be provided by Computershare Investor Services.

This will be a completely virtual Special Meeting. To attend the Special Meeting, enter meetnow.global/MN2SCQV into a web browser on your computer or other device with web access.

Online voting will be open between the commencement of the Special Meeting on Thursday, March 12, 2026, at 9:00 am Australian Eastern Daylight Time (Wednesday, March 11, 2026, at 3:00 pm U.S. Pacific Daylight Time) and the time at which the Chair announces voting closure.

If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trust, or other nominee, which is similar to the voting procedures for stockholders of record. You will receive a voting instruction form (not a proxy card) to use in directing the broker, bank, trust or other nominee how to vote your shares.

Please refer to “Will any investors be excluded from voting on any of the proposals at the meeting?” for a summary of voting exclusions applicable to each proposal to be voted on at the Special Meeting.

How do I vote if I hold CDIs?

Each CDI holder as at the Record Date is entitled to direct CDN to vote one vote for every CDI held by such holder. Such CDI holders are entitled to receive notice of and to attend the Special Meeting and any adjournment or postponement of the Special Meeting and may instruct our CDI Depositary, CDN, to vote the shares underlying their CDIs by following the instructions and returning the enclosed CDI Voting Instruction Form or by voting online at www.investorvote.com.au. Valid voting instructions must be received by Computershare AUS by no later than Thursday, March 5, 2026, at 5:00 pm Australian Eastern Daylight Time (Wednesday, March 4, 2026, at 10:00 pm U.S. Pacific Standard Time). Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the meeting in accordance with their written instructions.

Will my shares or CDIs be voted if I do not return my proxy or CDI Voting Instruction Form?

If you hold your shares of common stock directly in your own name, they will not be voted if you do not provide a proxy or you personally vote at the Special Meeting via the online voting platform. Your shares of common stock may be voted under limited circumstances if they are held in the name of a U.S. brokerage firm. U.S. brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters.

If you hold CDIs, they will not be voted if your completed CDI Voting Instruction Form is not provided to Computershare AUS by Thursday, March 5, 2026 at 5:00 pm Australian Eastern Daylight Time Wednesday, March 4, 2026 at 10:00 pm U.S. Pacific Standard Time), in accordance with the instructions on that form.

What if I return my proxy card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted “FOR” on Proposals 1, 2 and 3, if needed.

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If you are a “street name” holder and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares cannot vote on non-routine matters. When a Street Name holder does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under the applicable rules, the broker, bank or other such securities intermediary cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We believe that Proposals No. 2 and 3 are considered to be “non-routine” under the applicable rules. Accordingly, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal, no vote will be cast on that proposal for that CDI holder.

Can I change my vote after submitting my proxy?

Yes. If you are a stockholder of record, you may change your vote at any time before your proxy is voted at the Special Meeting, in any of the following ways:

•	by submitting a later-dated proxy by the Internet before Tuesday, March 10, 2026 at 9:00 am Australian Eastern Daylight Time (Monday, March 9, 2026 at 3:00 pm U.S. Pacific Daylight Time);
•	by submitting a later-dated proxy to the Australian Secretary of the Company at Level 13, 41 Exhibition Street, Melbourne Victoria 3000, which must be received by the Australian Secretary before the time of the Special Meeting;
•	by sending a written notice of revocation of proxy to the Australian Secretary of the Company at Level 13, 41 Exhibition Street, Melbourne Victoria 3000, which must be received by the Australian Secretary before the time of the Special Meeting; or
•	by voting online at the Special Meeting. Attendance at the virtual Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote online at the Special Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare AUS, no later than Sunday, March 7, 2026 at 9:00 am Australian Eastern Daylight Time (Saturday, March 6, 2026 at 3:00 pm U.S. Pacific Daylight Time), a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

How many votes are needed to approve each proposal?

Subject to voting exclusion statements for a particular proposal, the following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions.

	Proposals	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Amendment and Restatement of Certificate of Incorporation	The affirmative vote of the majority of outstanding shares	Against	Against
2	Ratification of security issuances	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect
3	Adjournment of Special Meeting	The affirmative vote of the majority of the shares present or represented by proxy at the virtual meeting and entitled to vote	Against	No effect

*	As noted above, for purposes of calculating the voting results pursuant to ASX Listing Rule 14.11.1 the Company will disregard certain votes. Voting exclusions apply with regard to Proposal 2. Please refer to Proposal 2 for details of the relevant voting exclusions. Accordingly, approval of this proposal will require (i) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively, pursuant to our Bylaws, and (ii) the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively by the holders who are entitled to vote on the proposal, pursuant to ASX Listing Rule 14.9. In the event a vote is cast in favor of the proposal by or on behalf of any person whose vote must be disregarded as noted above, the vote will have no effect on the outcome of the proposal for purposes of calculating the voting results.

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What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one-third of the shares issued and outstanding and entitled to vote are present in person via the virtual online facility at the Special Meeting or represented by proxy (evidenced by a properly returned proxy card (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). On the Record Date, there were 450,259,169 shares of Common Stock (including Common Stock underlying CDIs) issued and outstanding and entitled to vote.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chair of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date and time.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote with discretionary authority on those matters in accordance with their best judgment.

When are stockholder proposals and director nominations due for the next Annual Meeting?

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s Annual Meeting of Stockholders or nominate persons for election to the Board.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s Proxy Statement for the Company’s 2026 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2026 Proxy Statement, any such stockholder proposals must have been submitted in writing to the Chief Financial Officer of the Company no later than December 1, 2025, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement.

Alternatively, in accordance with the “advance notice” provisions of our bylaws, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2026 Annual Meeting of Stockholders, without having it included in the Company’s Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the first anniversary of the 2026 Annual Meeting of Stockholders, unless the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2025 Annual Meeting of Stockholders. For the Company’s 2026 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than Thursday, January 22, 2026 (Australia) and Wednesday, January 21, 2026 (U.S.) and no later than Saturday, February 21, 2026 (Australia) and close of business on Friday, February 20, 2026 (U.S.). If the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2025 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting of Stockholders, or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting of Stockholders is first made by the Company.

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In addition to satisfying the deadlines in the “advance notice” provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

Notices of any proposals or nominations for the Company’s 2026 Annual Meeting of Stockholders should be sent to the Chief Financial Officer of the Company at 480 Oakmead Parkway, Sunnyvale, CA 94085. A courtesy copy should also be submitted by email to info@ebrsystemsinc.com.

Will a list of record stockholders as of the Record Date be available?

For the ten days ending the day prior to the Special Meeting, a list of our record stockholders as of the Record Date will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning March 2, 2026 (U.S.) and until the meeting, stockholders should email info@ebrsystemsinc.com.

How can I find out the results of the voting at the Special Meeting?

Final voting results will be released on the Australian Securities Exchange Market Announcements Platforms following the Special Meeting and published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We are soliciting proxies by mail. In addition, our directors, officers, and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication. The Company’s directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

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PROPOSAL 1

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board has adopted and is recommending that our stockholders approve amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock (also referred to as a share consolidation) at a ratio ranging from any whole number between 1-for-5 and 1-for-20, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Amended and Restated Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendments to our Amended and Restated Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware, are attached to this proxy statement as Appendix I.

By approving this proposal, stockholders will approve alternative amendments to our Amended and Restated Certificate of Incorporation pursuant to which a whole number of outstanding shares of our common stock between 5 and 20, inclusive, would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, in its sole discretion, but not the obligation, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. In this case, all other amendments with different ratios will be abandoned. The Board may also elect not to effect any Reverse Stock Split. If the Board determines to effect the Reverse Stock Split, it will announce the details of the Reverse Stock Split (including the ratio and timetable for implementation) in accordance with its disclosure obligations.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our CDIs. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

The CDIs will not be consolidated as part of the Reverse Stock Split but rather the transmutation ratio of CDIs to shares will change from 1-to-1 to the ratio at which the Reverse Stock Split is effected. As a result, the Company does not expect that there will be any change to the underlying value of each CDI, but the fraction of a share which a CDI represents will be automatically and proportionately adjusted to reflect the Reverse Stock Split of the underlying common stock.

Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-5 to 1-for-20 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed amendments to the Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split (the “Reverse Stock Split amendments”) would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “Principal Effects of the Reverse Stock Split-Relative Increase in Number of Authorized Shares of Common Stock for Issuance” below.

Purpose and Background of the Reverse Stock Split

On January __, 2026, the Board approved the proposed amendments to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split to increase the number of authorized and unissued shares of our common stock and change the CDI to share ratio to correspond with the ratio of the Reverse Stock Split.

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Facilitation of Future Capital Raising

The Board believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets.

We intend to explore different potential financing strategies to help support the growth of our business and execution of our business plan, including equity or debt financing, such as a private investment in common stock or preferred equity securities, convertible debt securities or other debt financing, an at-the-market offering of our common stock, rights offering or other public offering of equity or debt securities. The availability of additional equity or debt financing will depend on the continued execution of our long-term business plan, our ability to demonstrate a path to long-term profitable growth, as well as market conditions. There can be no assurance that such equity or debt financing will be available in amounts or on terms acceptable to us, if at all, or that we will be able to raise capital to fund our operations and to continue as a going concern.

The sale of additional equity, however, would result in significant dilution to our stockholders. Additionally, the incurrence of debt financing would result in additional debt service obligations and could provide for restrictive operating and financial covenants, security interests on our assets, and other terms that could be adverse to our current stakeholders. Nonetheless, we believe that failure to raise additional capital through equity or debt financing could have a material adverse effect on our ability to meet our short- and long-term liquidity needs and achieve our business objectives.

In light of the factors mentioned above, our Board unanimously approved the proposed amendments to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder approval of a range of ratios (as opposed to a single Reverse Stock Split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-5 to 1-for-20. The Board can only authorize the filing of one Reverse Stock Split amendment and all other Reverse Stock Split amendments will be abandoned. The Board also has the authority to abandon all Reverse Stock Split amendments.

In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:

•	the applicable ASX Listing Rules;
•	the number of shares of our common stock outstanding immediately before and after the Reverse Stock Split;
•	the anticipated impact of a particular ratio on the number of holders of our common stock; and
•	prevailing general market conditions.

We believe that granting the Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our CDIs cannot be accurately predicted. Because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our CDIs.

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In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the reverse stock split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. Except for adjustments that may result from the treatment of fractional shares and fractional entitlements to voting and conversion of CDIs resulting from the increased CDI to share ratio as described below (see “Effects of the Reverse Stock Split on CDIs” below), the Reverse Stock Split will affect all of our common stockholders and CDI holders uniformly and will not affect any common stockholder’s or CDI holder’s percentage ownership interests in the Company. After the Reverse Stock Split, the shares of our common stock and CDIs will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized and outstanding and CDIs on issue. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Relative Increase in Number of Authorized Shares of Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 600,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock,” and together with our common stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split amendments are approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share.

Because our stockholders have no pre-emptive rights to purchase or subscribe for any of our unissued shares of common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

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Effect on Outstanding Equity Incentive Plans

The Company maintains the 2013 Equity Incentive Plan and 2021 Equity Incentive Plan (together, the “Plans”), which are designed primarily to provide stock-based incentives to employees, consultants and directors of the Company. As of December 31, 2025, options to purchase 48,016,931 shares of our common stock, and 90,000 RSUs were outstanding under the Plans. In the event of a Reverse Stock Split, our Board will adjust the shares remaining available for future issuance, the number of shares subject to or issuable pursuant to outstanding awards and share-based limits under the Plans. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time (as defined below) the number of shares issuable upon exercise and the exercise price of all outstanding options under the Plans will be proportionately adjusted (and rounded down to the nearest whole share in the case of shares and up to the nearest whole cent in the case of exercise prices, as applicable) based on the Reverse Stock Split ratio selected by our Board, subject to the terms of such Plans and outstanding equity awards and the requirements of the ASX Listing Rules. Unless required by the terms of the applicable Plan pursuant to which an equity award was issued, no cash payment would be made to holders of equity awards in respect of such rounding. In addition, the number of shares available for future issuance and any share-based award limits under the Plans will be proportionately reduced based on the Reverse Stock Split ratio selected by our Board.

Our Board has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

Warrants

We have issued warrants to purchase up to an aggregate of up to 19,477,798 shares of Common Stock (the “Warrants”). If the Reverse Stock Split is approved and effected, under the terms of the Warrants, the exercise price will be multiplied by a fraction of which the numerator will be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before the Reverse Stock Split and of which the denominator will be the number of shares of common stock outstanding immediately after the Reverse Stock Split, and the number of shares issuable upon exercise of any Warrant will be proportionately adjusted such that the aggregate exercise price of the Warrant remains unchanged. The terms of our outstanding Warrants do not permit issuance of fractional shares upon exercise of warrants. Instead, we will, round down to the next whole share for our warrants issued in 2020 and pay the holders of our warrants issued in 2017 (upon exercise of the warrants) a sum in cash equal to the current fair market value of the fractional share that is not issued.

Effects of the Amendment on our Common Stock

After the Effective Time, each stockholder will own fewer shares of our common stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock, the proposed amendments will result in a relative increase in the number of authorized and unissued shares of our common stock. All outstanding options to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-5, 1-for-10, 1-for-15, or 1-for-20 based on share information as of the close of business on December 31, 2025, but does not give effect to any other changes, including any issuance of securities after December 31, 2025.

	Number of shares of common stock before Reverse Stock Split	1-for-5	1-for-10	1-for-15	1-for-20
Authorized	600,000,000	600,000,000	600,000,000	600,000,000	600,000,000
Issued and Outstanding	450,259,169	90,051,834	45,025,917	30,017,278	22,512,958
Issuable under Outstanding Warrants(1)	19,477,798	3,895,560	1,947,780	1,298,520	973,890
Issuable under Outstanding Equity Awards(2)	5,925,423	1,185,085	592,542	395,028	296,271
Reserved for Future Issuance(3)	48,106,931	9,621,386	4,810,693	3,207,129	2,405,347
Authorized but Unissued and Unreserved(4)	76,230,679	495,246,136	547,623,068	565,082,045	573,811,534

(1)	Consists of shares reserved for issuance upon exercise of outstanding warrants.
(2)	Consists of shares reserved for issuance pursuant to stock options outstanding under the Plans.
(3)	Consists of shares reserved for future issuance under the Incentive Plan, excluding shares issuable under outstanding equity awards. No further shares of common stock may be issued pursuant to the 2013 Equity Incentive Plan.
(4)	Consists of shares authorized but unissued and unreserved for future issuance.

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Effects of the Reverse Stock Split on CDIs

The CDIs will not be consolidated as part of the Reverse Stock Split but the transmutation ratio of CDIs to shares will change from 1-to-1 to the ratio at which the Reverse Stock Split is effected. For example, assuming a 1-for-10 Reverse Stock Split, the transmutation ratio of CDIs to shares will become 10-to-1. Accordingly, there is no anticipated change to the underlying value of each CDI, nor is there any change, with the exception of possible rounding differences, to the number of CDIs that a CDI holder holds – see “Treatment of Fractional Shares” below.

As noted above, each CDI holder is currently entitled to direct CDN to vote one share of our common stock for every CDI held by such holder. However, following the Effective Time of the Reverse Stock Split, the number of CDIs that are required to direct CDN to vote one share of our common stock and the number of CDIs that are required in order to convert into one share of our common stock will be increased automatically without any action required on the part of the Company or the CDI holders. If the Reverse Stock Split is approved and implemented, the principal effect on the CDIs will be to proportionately increase the number of CDIs needed to direct CDN to vote one share of our common stock based on the Reverse Stock Split ratio selected by the Board. For example, assuming a 1-for-10 Reverse Stock Split, each CDI holder would be entitled to direct CDN to vote one share of our common stock for every ten CDIs held by such holder (rather than one share of our common stock for every CDI held by such holder, as is currently the case). Similarly, if a CDI holder wishes to convert their CDIs to shares of our common stock, following the Reverse Stock Split, the number of CDIs which will be required to be converted into a share of our common stock will be increased based on the Reverse Stock Split ratio selected by the Board. In the above example, 10 CDIs would be required to convert into one share of common stock.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the proposed amendments to our Amended and Restated Certificate of Incorporation are approved by the Company’s stockholders and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective on the date the certificate of amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Stock Split ratio contained in the certificate of amendment.

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of common stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a statement of ownership indicating the number of post-Reverse Stock Split shares of common stock you hold.

Treatment of Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, the Company will round up each holder’s underlying shares to the nearest whole number in order to bring the number of shares held by such holder up to the next whole number. There will therefore be a corresponding rounding up of each CDI holder’s aggregate holding of CDIs, after taking into account the new transmutation ratio. For example, assuming a 1-for-10 Reverse Stock Split, if a CDI holder holds 44,028 CDIs, after the consolidation this would represent 4,403 underlying shares of common stock (i.e. 44,028 divided by 10 and then rounded to the nearest whole share) and 44,030 CDIs.

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For the purpose of determining post-split rounding up under the Reverse Stock Split, pre-Reverse Stock Split holdings registered in the same name will be aggregated. Where the Company considers that pre-Reverse Stock Split holdings have been split to take advantage of rounding, the Company reserves the right to aggregate holdings held by associated holders. As the CDIs are not being consolidated, the number of CDIs that a CDI holder holds will only change to the extent there is a rounding difference. CDI holders will receive a new holding statement or confirmation advice from the Company’s CDI Registry, Computershare Investor Services Pty Limited, for the number of CDIs held following completion of the Reverse Stock Split.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 1 as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal 1 that are different from or greater than those of any of our other stockholders.

Anti-takeover Effects of Proposed Amendments

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Amended and Restated Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Amended and Restated Certificate of Incorporation and our bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged as a result of the Reverse Stock Split. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

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Certain Material Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. Holders (as defined below) of our common stock but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the stockholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder. This summary is limited to stockholders who are U.S. Holders (as defined below).

The discussion below only addresses stockholders who hold our common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to a stockholder in light of such stockholder’s particular circumstances or to a stockholder subject to special rules, such as brokers or dealers in securities or foreign currencies, stockholders that are not U.S. Holders, regulated investment companies, real estate investment trusts, traders in securities who mark to market, banks, financial institutions or insurance companies, mutual funds, stockholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, stockholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, stockholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, stockholders whose functional currency is not the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of our common stock and one or more other positions, stockholders who exercise dissenters’ or appraisal rights, or stockholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split, including the tax consequences of the Reverse Stock Split under state, local or non-U.S. tax laws, or under estate, gift, excise or other non-income tax laws, the alternative minimum tax or the Medicare contribution tax on net investment income, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) including, without limitation, the tax consequences to holders of options, warrants or similar rights to acquire our common stock.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

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If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

Our view regarding the tax consequences of the Reverse Stock Split is not binding with the Internal Revenue Service (“IRS”) or the courts. We have not sought, and do not intend to seek, any tax opinion from counsel or ruling from the IRS with respect to any of the statements made in this summary. There can be no assurance that the IRS will not take a position contrary to these statements or that a contrary position taken by the IRS would not be sustained by a court. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

We intend to treat the Reverse Stock Split as a “recapitalization” for U.S. federal income tax purposes and that any rounding up of fractional shares to the next full share that may apply to a U.S. Holder will be solely to spare us the expense and inconvenience of issuing fractional shares and will not represent separately bargained for consideration paid to a U.S. Holder. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of common stock surrendered, and such U.S. Holder’s holding period for the shares of the common stock received should include the holding period for the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split for them, including record retention and tax-reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.

Material Australian Income Tax Consequences of the Reverse Stock Split

The summary of the material Australian tax implications of the Reverse Stock Split in this section are general in nature and should not be relied upon as advice. The summary below only addresses stockholders or CDI holders on capital account for Australian income tax purposes. The tax implications for each stockholder or CDI holder will depend on the circumstances of the particular stockholder or CDI holder (as applicable). Accordingly, all Australian resident individual stockholders and CDI holders (as applicable) are encouraged to seek their own professional advice in relation to their tax position. Neither the Company nor any of its officers, employees or advisors assumes any liability or responsibility for advising stockholders and CDI holders about the Australian tax consequences for them of the Reverse Stock Split.

No capital gains tax event should occur as a result of the Reverse Stock Split and the cost base of the common stock or CDIs will need to be determined by reference to their original security holding for all stockholders and CDI holders, irrespective of whether the stockholders and CDI holders are or are not Australian residents for Australian income tax purposes.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

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PROPOSAL 2

RATIFICATION OF SECURITY ISSUANCES

Background

As outlined in an announcement released to the ASX on May 21, 2025 (PDT) (May 22, 2025 (AEST) and subsequent related announcements, the Company raised approximately A$75.9 million in May and June 2025, under:

•	a fully underwritten institutional placement of new CDIs (“New CDIs”) at A$1.00 per New CDI (“Institutional Placement”) raising approximately A$55.9 million; and

•	a non-underwritten security purchase plan under which New CDIs are issued at A$1.00 per New CDI (“SPP”) raising approximately A$20.0 million.

The Company issued 55,900,000 New CDIs (representing 55,900,000 Shares) on May 27, 2025 (PDT) under the Institutional Placement and 20,000,000 New CDIs (representing 20,000,000 Shares) on June 18, 2025 (PDT) under the SPP.

Proceeds from the Institutional Placement and the SPP have to date, and will continue to be, used to advance and support the commercialisation strategy for EBR’s novel WISE®CRT system, scaling up manufacturing and sales force capabilities, as well as research and development and general administrative and working capital.

The 55,900,000 New CDIs issued under the Institutional Placement were issued within the Company’s 15% placement capacity under ASX Listing Rule 7.1. Accordingly, stockholder approval for the Institutional Placement was not required.

ASX Listing Rules 7.1

ASX Listing Rule 7.1 provides that a company must not, subject to specified exceptions, issue or agree to issue during any 12-month period any equity securities if the number of those securities exceeds 15% of the number of securities on issue at the commencement of the 12-month period.

ASX Listing Rule 7.4

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. It provides that where a company in general meeting ratifies the previous issue of securities made pursuant to ASX Listing Rule 7.1 (and provided that the previous issue did not breach ASX Listing Rule 7.1) those securities will be deemed to have been made with stockholder approval for the purpose of ASX Listing Rule 7.1.

Proposal 2 seeks stockholder ratification and approval under ASX Listing Rule 7.4 for the issue by the Company of 55,900,000 CDIs under the Institutional Placement.

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Consequences if Proposal 2 is approved

If stockholders approve Proposal 2, the 55,900,000 CDIs issued under the Institutional Placement will be excluded in calculating the Company’s 15% limit in ASX Listing Rule 7.1, effectively increasing the number of equity securities the Company may issue without stockholder approval over the 12-month period following the issue date of the Institutional Placement.

By ratifying this issue, the Company will retain the flexibility to issue equity securities in the future within its placement capacity under ASX Listing Rule 7.1.

Consequences if Proposal 2 is not approved

If stockholders do not approve Proposal 2, the issue of 55,900,000 CDIs under the Institutional Placement will be included in calculating the Company’s 15% limit in ASX Listing Rule 7.1, effectively decreasing the number of equity securities the Company can issue without stockholder approval over the 12-month period following the issue date of the Institutional Placement.

Specific disclosure of information

ASX Listing Rule 7.5 and ASX Guidance Note 21 require that the following information be provided to stockholders in relation to the Institutional Placement:

Names of the persons to whom the Company issued the securities or the basis upon which those persons were identified or selected	The CDIs were issued to institutional and sophisticated investors who were selected by the Company and J.P. Morgan Securities Australia Limited, Morgans Corporate Limited, Wilsons Corporate Finance Limited and E&P Capital Pty Limited, who acted as joint lead managers and bookrunners to the Institutional Placement.

The number and class of securities issued	The Company issued a total of 55,900,000 CDIs under the Institutional Placement.

Date of issue	May 27, 2025 (PDT) / May 28, 2025 (AEST)

Issue price or other consideration the Company has received for the securities	A$1.00 per CDI

The purpose of the issue	Proceeds from the Institutional Placement have to date, and will continue to, be used to advance the commercialization strategy of EBR’s novel WiSE® CRT System scaling up manufacturing and sales force capabilities, research and development and general administrative and working capital.

Other material terms of an agreement relating to the issue of the Securities	The CDIs were issued on the same terms as, and rank equally in all respects with, the Company’s existing CDIs on issue.

Voting Exclusion Statement for Proposal 2

The Company will disregard any votes cast in favor of Proposal 2 by or on behalf of a person (or any of its associates) who participated in the Institutional Placement. However, the Company need not disregard a vote cast in favor of Proposal 2 if it is cast by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal 2 in accordance with the directions given to the proxy or attorney; or
•	the person chairing the meeting as proxy or attorney for a person who is entitled to vote on Proposal 2 in accordance with a direction given to the chair to vote on Proposal 2 as the chair decides; or
•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 2; and
o	the holder votes on Proposal 2 in accordance with directions given by the beneficiary to the holder to vote in that way.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE RATIFICATION OF THE SECURITY ISSUANCES.

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PROPOSAL 3

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 1 or 2 or if there are insufficient votes to constitute a quorum, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate (as determined in good faith by the Board), to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1 or 2. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposals 1 or 2, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock (including shares underlying all issued and outstanding CDIs) of the Company as of December 31, 2025 by (i) each person who, to the Company’s knowledge, owns more than 5% of its Common Stock, (ii) each of the Company’s named executive officers and directors, and (iii) all of the Company’s executive officers and directors as a group. The table also sets out the names of all persons who have filed an ASIC Form 603 (Notice of initial substantial holder) notifying the Company of a relevant interest in 5% or more of the voting rights attached to the issued securities of the Company, or an ASIC Form 604 (Notice of change of interests of substantial holder) notifying the Company of a change to their relevant interest holding of 1% or more. Shares of our Common Stock subject to options, warrants, or other rights currently exercisable, or exercisable within 60 days of December 31, 2025, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person. As of December 31, 2025, the Company had 450,259,169 shares of Common Stock issued and outstanding, including all shares of Common Stock underlying issued and outstanding CDIs. Unless otherwise indicated below, the address for each beneficial owner is c/o EBR Systems, Inc., 480 Oakmead Parkway, Sunnyvale, California 94085.

Name and address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percentage of Shares Beneficially Owned (%)
Named Executive Officers and Directors:
John McCutcheon (1)	10,024,109	2.18%
Gary W. Doherty (2)	2,368,203	*
Michael Hendricksen (3)	1,885,416	*
Allan Will (4)	3,182,126	*
Bronwyn Evans (5)	683,414	*
Trevor Moody (6)	1,431,749	*
Christopher Nave (7)	577,731	*
David Steinhaus (8)	577,731	*
Karen Drexler (9)	577,731	*
All directors and executive officers as a group (9 persons) (10)	21,308,210	4.52%
All Other Greater than 5% Owners:
Entities Affiliated with H.E.S.T. Australia Ltd. (11)	36,581,484	8.07%
Entities Affiliated with Host-Plus Pty Ltd (12)	45,915,158	10.13%
Entities Affiliated with M.H. Carnegie Funds (13)	47,221,414	10.35%
Entities Affiliated with Split Rock Partners (14)	29,375,659	6.49%

*	Less than 1%
(1)	Consists of 10,024,109 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025.
(2)	Consists of 2,368,203 shares issuable pursuant to a stock option exercisable within 60 days from December 31, 2025.
(3)	Consists of 1,885,416 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025.
(4)	Consists of (a) 5,937,224 CDIs held by Allan R. Will Trust U/A Dtd 6/14/2012, Allan R. Will TTEE, (b) 600,000 CDIs held by Taphne Lux, (c) 2,932,114 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025, and (d) 250,012 shares issuable upon exercise of certain warrants issued to Allan R. Will Trust U/A Dtd 6/14/2012, Allan R. Will TTEE.
(5)	Consists of (a) 551,579 CDIs held by Peter Douglas Gordan and Dr. Bronwyn Joy Evans, (b) 131,835 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025.
(6)	Consists of (a) 477,631 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025 (b) 100,100 shares issuable pursuant to a stock option exercisable within 60 days of December 31, 2025, held by Australian Medtech Services Pty Ltd, and (c) 854,018 shares issuable upon exercise of certain warrants issued to M. H. Carnegie & Co. Pty Ltd on behalf of Mr. Moody.

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(7)	Consists of 577,731 shares of common stock issuable upon the exercise of stock options held by MRCF BTF Service (BCPIT) Pty Ltd as trustee for the MRCF BTF (BCP Investment) Trust (“MRCF BTF (BCPIT”) that are exercisable within 60 days of December 31, 2025.
(8)	Consists of 577,731 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025, held of record by David M. Steinhaus Revocable Trust dated January 20, 2004, as amended and restated.
(9)	Consists of 577,731 shares issuable pursuant to a stock option exercisable within 60 days after December 31, 2025.
(10)	Consists of (a) 7,088,803 CDIs held by our current directors and executive officers, (b) 20,429,225 shares issuable pursuant to stock options exercisable within 60 days after December 31, 2025, and (c) 1,104,030 shares issuable upon exercise of certain warrants.
(11)	The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by H.E.S.T. Australia Ltd. (“HESTA”) on August 4, 2025, and, consequently, the beneficial ownership of the above-mentioned reporting person may have change since August 4, 2025. HESTA has sole voting and dispositive power with respect to 17,633,860 CDIs. HESTA is the beneficial owner of 15,875,392 CDIs and 3,072,232 shares of common stock issuable upon exercise of certain warrants held by MRCF3 Service (H) Pty Ltd ("MRCF3 Service (H)") on trust for MRCF3 (H) Trust. MRCF3 Service (H) is the trustee of MRCF3 (H) Trust. HESTA is the sole unitholder in MRCF3 (H) Trust. Pursuant to a Part B Management Agreement, dated April 22, 2015, among MRCF3 Service (H), BCP3 Pty Ltd and HESTA, HESTA may be deemed to share voting and investment power with respect to the CDIs and shares of common stock issuable upon exercise of certain warrants held by MRCF3 (H) Trust. The principal address for HESTA is Level 20, 2 Lonsdale Street, Melbourne, VIC 3000.
(12)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by Host-Plus Pty Ltd as trustee for the HOSTPLUS Pooled Superannuation Trust (“Host-Plus”) on November 26, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting person may have change since November 13, 2024. Consists of (a) 26,551,391 CDIs and 2,094,880 shares of common stock issuable upon exercise of certain warrants held by MRCF3 Service (HP) Pty Ltd ("MRCF3 Service (HP)") on trust for MRCF3 (HP) Trust; (b) 8,376,377 CDIs and 1,024,372 shares of common stock issuable upon exercise of certain warrants held by MRCF3 Service (SW) Pty Ltd ("MRCF3 Service (SW)") on trust for MRCF 3 (SW) Trust; and (c) 7,868,138 CDIs held by BB6 Service (HP) Coinvestment Trusco Pty Ltd ("BB6 Service (HP)") on trust for BCP (HP) Co-Investment Trust. Host-Plus is the sole unitholder in each of MRCF 3 (HP) Trust, MRCF 3 (SW) Trust and BCP (HP) Co-Investment Trust and has sole voting and investment power with respect to the securities held by each trust. The principal address for Host-Plus is Level 9, 114 William Street, Melbourne, VIC 3000.
(13)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by : (i) M.H. Carnegie & Co. Pty Ltd (“MHCC”); (ii) Mark H. Carnegie; (iii) Carnegie Healthcare Fund LP (“CHF”); (iv) Carnegie Innovation Fund No 2 LP (“CIF2”); (v) MHC Fund Services B Pty Ltd (“MHC Co-Inv”); (vi) MHC Fund Services 2A Pty Ltd (“CPOF2A”); and (vii) M. Carnegie Pty Ltd (“MHCFT”) (collectively, the “Reporting Persons”) on November 14, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have change since November 14, 2024. Consists of: (a) 14,952,663 CDIs held by CFH; (b) 14,162,839 CDIs held by CIF2; (c) 3,323,193 CDIs held by CPOF2A; (d) 7,833,287 CDIs held by MHC Co-Inv; (e) 784,209 CDIs held by MHCFT; (f) 2,401,671 shares issuable upon exercise of certain warrants issued to CHF; (g) 448,526 shares issuable upon exercise of certain warrants issued to CIF2; (h) 182,318 shares issuable upon exercise of certain warrants issued to MHCFT; (i) 1,182,101 shares issuable upon exercise of certain warrants issued to MHC Co-Inv; and (j) 1,950,607 shares issuable upon exercise of certain warrants issued to MHCC. MHCC and MHCFT are entities owned by Mr. Carnegie. MHCC is the investment manager of CHF, CIF2, MHC Co-Inv and CPOF2A. MHCC, the Carnegie Funds, and MHCFT may be referred to as the “entities affiliated with M.H. Carnegie & Co. and Mark Carnegie”. Mr. Carnegie as controlling member may be deemed to share voting and/or investment power over the shares beneficially owned by the entities affiliated with M.H. Carnegie & Co. and Mark Carnegie. In addition, Mr. Carnegie and Trevor Moody (a member of our Board of Directors) may be deemed to have share voting and/or investment power over 854,018 shares issuable upon exercise of warrants held by MHCC. The principal address for the Reporting Persons is Suite 210-F3, The Entertainment Quarter, 122 Lang Road, More Park, NSW 2021.
(14)	The indicated ownership is based solely on a Schedule 13G filed with the SEC by : (i) Split Rock Partners, LP (“Split Rock LP”); (ii) Split Rock Partners Management, LLC (“Split Rock GP”); (iii) SPVC VI, LLC (“SPVC VI”); (iv) SPVC Management VI, LLC (“SPVC VI Manager”); (v) Michael Gorman; (vi) James Simons; and (vii) David Stassen (collectively, the “Reporting Persons”) on November 26, 2024, and, consequently, the beneficial ownership of the above-mentioned reporting persons may have change since November 26, 2024. Consists of: (a) 6,996,473 CDIs held by SPVC VI; (b) 19,732,458 CDIs held by Split Rock LP; (c) 656,806 shares issuable upon exercise of certain warrants issued to SPVC VI; and (d) 1,989,922 shares issuable upon exercise of certain warrants issued to Split Rock LP. Split Rock GP is the general partner of Split Rock LP and shares the power to direct the voting and disposition of the securities held by Split Rock LP. SPVC VI Manager is the manager of SPVC VI and shares the power to direct the voting and disposition of the securities held by SPVC VI. Messrs. Gorman, Simons and Stassen are the managing partners of each of Split Rock GP and SPVC VI Manager and share the power to direct the voting and disposition of the securities reported herein. The principal business address of the Reporting Persons is 16526 West 78th Street, Suite 504, Eden Prairie, Minnesota 55346.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are EBR Systems, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or EBR Systems, Inc. Direct your written request to EBR Systems, Inc., Attn: Management, 480 Oakmead Parkway, Sunnyvale, CA 94085. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

STATUS OF CDIs

Under the Delaware General Corporation Law, shares are generally freely transferable subject to restrictions imposed by US federal or state securities laws, by the Company’s certificate of incorporation or bylaws, or by an agreement signed with the holders of the shares at issue.  The Company’s CDIs (other than those issued upon conversion of outstanding common stock) were issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (“US Securities Act”) for offers or sales which are made outside the US.  Accordingly, the CDIs have not been, and will not be, registered under the US Securities Act or the laws of any state or other jurisdiction in the US.  The holders of the Company’s CDIs are unable to sell the CDIs into the US or to a US person unless the re-sale of the CDIs is registered under the US Securities Act or an exemption is available.  To enforce the above transfer restrictions, all CDIs issued bear a “FOR US” designation on the ASX. This designation restricts any CDIs from being sold on the ASX to US persons. However, you still may freely transfer your CDIs on the ASX to any person other than a US person, subject to the restrictions described above. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the US Securities Act.

24

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting by or at the direction of the Board, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gary Doherty
Gary Doherty
Chief Financial Officer

January___, 2026

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024, is available without charge upon written request to: EBR Systems, Inc., Attn: Management, 480 Oakmead Parkway, Sunnyvale, CA 94085

25

Proposals ? The Board of Directors recommend a vote FOR Proposals 1-3 (inclusive).A0480CF2. To ratify the issuance of 55,900,000 CHESS Depositary Interests ("CDIs") (equivalent to 55,900,000 shares of common stock) at an issue price of A$1.00 per CDI, on terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of Australian Securities Exchange ("ASX") Listing Rule 7.4.ForAgainstAbstainSpecial Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q1. To approve amendments to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Company's Board of Directors in its discretion, subject to the Board of Directors' authority to abandon such amendment. The Company's outstanding CHESS Depositary Interests ("CDIs") will not be consolidated as part of the reverse stock split but rather the transmutation ratio of CDIs to shares will change from 1-to-1 to the ratio at which the reverse stock split is effected.3. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 and 2. ForAgainstAbstainForAgainstAbstain1UPXPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345673318If no electronic voting, delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext2024MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N TMMMMMMMOnlineGo to www.investorvote.com/EBR or scan the QR code ? login details are located in the shaded bar below.Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EBRPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Your vote matters ? here's how to vote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EBRNotice of Special Meeting of StockholdersProxy Solicited by Board of Directors for Special Meeting of EBR Systems, Inc.The Chair of the Special Meeting is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of EBR Systems, Inc. to be held on Thursday, 12 March 2026 at 9:00am Australian Eastern Daylight Time (Wednesday, 11 March 2026 at 3:00pm U.S. Pacific Daylight Time) or adjournment thereof.Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR items 1-3 (inclusive).In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)EBR Systems, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ? Please print new address below.Comments ? Please print your comments below.The Special Meeting of Stockholders of EBR Systems, Inc. (Company) (ASX:EBR) will be held as a virtual meeting on Thursday, 12 March 2026 at 9:00am Australian Eastern Daylight Time (Wednesday, 11 March 2026 at 3:00pm U.S. Pacific Daylight Time)The Special Meeting will be a virtual meeting at meetnow.global/MN2SCQV To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

SRN/HIN: I9999999999Phone:1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia)Online:www.investorcentre.com/contactNeed assistance?EBR Systems, Inc.ARBN 654 147 127EBR Systems, Inc. Special Stockholder MeetingControl Number: 999999PIN: 99999The EBR Systems, Inc. Special Stockholder Meeting will be held on Thursday, 12 March 2026 at 9:00am(AEDT) (Wednesday, 11 March 2026 at 3:00pm U.S. Pacific Daylight Time). You are encouraged toparticipate in the meeting using the following options:To lodge a vote, access the Notice of Meeting and other meeting documentation visitwww.investorvote.com.au and use the below information:MAKE YOUR VOTE COUNTFor your vote to be effective it must be received by 5:00pm (AEDT) on Thursday, 5 March2026, (Wednesday, 4 March 2026 at 10:00pm U.S. Pacific Time).ATTENDING THE MEETING VIRTUALLYAs a beneficial owner, you are invited to attend the Special Stockholder Meeting as a guest,however because you are not a stockholder of record, you cannot vote the shares underlyingyour CDIs and/or ask questions in person at the virtual Stockholder Meeting at:https://meetnow.global/MN2SCQVFor instructions refer to the online user guide www.computershare.com.au/virtualmeetingguideYou may elect to receive meeting-related documents, or request a particular one, in electronic or physical formand may elect not to receive annual reports. To do so, contact Computershare.EBRMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030Samples/000001/000001*L000001*

EBR

EBR Systems, Inc.
ARBN 654 147 127

Need assistance?

Online:
www.investorcentre.com/contact

EBR

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

YOUR VOTE IS IMPORTANT

CDI Voting Instruction Form

How to Vote on Items of Business

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying Shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDI votes and to vote on the underlying Shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Lodge your Form:

XX

Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999
SRN/HIN: I9999999999
PIN: 99999

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000002/i12

SRN/HIN: I9999999999EBRMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030EBR Systems, Inc.ARBN 654 147 127Each CHESS Depositary Interest (CDI) is equivalent to one share of Common Stock of theCompany (Share), so that every 1 (one) CDI registered in your name at 7.00pm (AEDT)Thursday, 22 January 2026 (Thursday, 22 January 2026 at 12:00am midnight (PST)) entitlesyou to one vote.You can vote by completing, signing and returning your CDI Voting Instruction Form. This formgives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote theunderlying Shares on your behalf. You need to return the form no later than the time and dateshown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CDIvotes and to vote on the underlying Shares.For your vote to be effective it must bereceived by 5:00pm (AEDT) on Thursday, 5March 2026, (Wednesday, 4 March 2026 at10:00pm U.S. Pacific Time).YOUR VOTE IS IMPORTANTPhone:1300 850 505 (within Australia)+61 3 9415 4000 (outside Australia)Online:www.investorcentre.com/contactNeed assistance?CDI Voting Instruction FormLodge your Form:Online:Lodge your vote online atwww.investorvote.com.au using yoursecure access information or use yourmobile device to scan the personalisedQR code.Your secure access information isBy Mail:Computershare Investor Services Pty LimitedGPO Box 242Melbourne VIC 3001AustraliaBy Fax:1800 783 447 within Australia or+61 3 9473 2555 outside AustraliaPLEASE NOTE: For security reasons itis important that you keep your SRN/HINconfidential.How to Vote on Items of BusinessSIGNING INSTRUCTIONS FOR POSTAL FORMSOnline:XXControl Number: 999999PIN: 99999Individual: Where the holding is in one name, the securityholder must sign.Joint Holding: Where the holding is in more than one name, all of the securityholders shouldsign.Power of Attorney: If you have not already lodged the Power of Attorney with the Australianregistry, please attach a certified photocopy of the Power of Attorney to this form when youreturn it.Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign inthe boxes provided, which state the office held by the signatory, i.e. Sole Director, SoleCompany Secretary or Director and Company Secretary. Delete titles as applicable.You may elect to receive meeting-relateddocuments, or request a particular one, inelectronic or physical form and may electnot to receive annual reports. To do so,contact Computershare.Samples/000001/000002/i12*M00000112Q02*

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

STEP 1 CHESS Depositary Nominees Pty Ltd will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd

STEP 2 Items of Business

SIGN Signature of Securityholder(s) *This section must be completed.*

Individual or Securityholder 1	Securityholder 2	Securityholder 3
Sole Director and Sole Company Secretary	Director	Director/Company Secretary

Contact Name ______________________ Contact Daytime Telephone ______________________ Date __ / __ /

EBR 999999A

Computershare

I 9999999999Change of address. If incorrect,mark this box and make thecorrection in the space to the left.Securityholders sponsored by abroker (reference numbercommences with ?X') should adviseyour broker of any changes.CDI Voting Instruction FormPlease markto indicate your directionsCHESS Depositary Nominees Pty Ltd will vote as directedVoting Instructions to CHESS Depositary Nominees Pty LtdSTEP 1I/We being a holder of CHESS Depositary Interests of EBR Systems, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the sharesunderlying my/our holding at the Special Stockholder Meeting of EBR Systems, Inc. to be held virtually on Thursday, 12 March 2026 at 9.00am(AEDT) (Wednesday, 11 March 2026 at 3:00pm U.S. Pacific Daylight Time) and at any adjournment or postponement of that meeting.By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or theirsubstitutes to vote in their discretion on such business as may properly come before the meeting.STEP 2Items of BusinessPLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary NomineesPty Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll and your votes willnot be counted in computing the required majority.SIGNSignature of Securityholder(s)This section must be completed.Individual or Securityholder 1Securityholder 2Securityholder 3Sole Director and Sole Company SecretaryDirectorDirector/Company SecretaryContactNameContactDaytimeTelephoneDateINDMR SAM SAMPLEFLAT 123123 SAMPLE STREETTHE SAMPLE HILLSAMPLE ESTATESAMPLEVILLE VIC 3030EBR999999A/ /XX123To approve amendments to the Company's Amended and Restated Certificate of Incorporation toeffect a share consolidation of the Company's common stock at a ratio ranging from any wholenumber between 1-for-5 and 1-for-20, as determined by the Company's Board of Directors in itsdiscretion, subject to the Board of Directors' authority to abandon such amendment.The Company's outstanding CHESS Depositary Interests ("CDIs") will not be consolidated as part ofthe share consolidation split but rather the transmutation ratio of CDIs to shares will change from 1-to-1 to the ratio at which the consolidation is effected.To ratify the issuance of 55,900,000 CHESS Depositary Interests ("CDIs") (equivalent to 55,900,000shares of common stock) at an issue price of A$1.00 per CDI, on terms and conditions set out in thisProxy Statement, pursuant to and for the purposes of Australian Securities Exchange ("ASX") theListing Rule 7.4.To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if thereare not sufficient votes in favor of Proposals 1 and 2.ForAbstainAgainstTHE BOARD OF DIRECTORS RECOMMEND A VOTE 'FOR' ON RESOLUTIONS 1 - 3.

Dear Securityholder,We have been trying to contact you in connection with your securityholding in EBR Systems, Inc.. Unfortunately, ourcorrespondence has been returned to us marked "Unknown at the current address". For security reasons we haveflagged this against your securityholding which will exclude you from future mailings, other than notices of meeting.Please note if you have previously elected to receive a hard copy Annual Report (including the financial report, directors'report and auditor's report) the dispatch of that report to you has been suspended but will be resumed on receipt ofinstructions from you to do so.We value you as a securityholder and request that you supply your current address so that we can keep you informedabout our Company. Where the correspondence has been returned to us in error we request that you advise us of thisso that we may correct our records.You are requested to include the following;> Securityholder Reference Number (SRN);> ASX trading code;> Name of company in which security is held;> Old address; and> New address.Please ensure that the notification is signed by all holders and forwarded to our Share Registry at:Computershare Investor Services Pty LimitedGPO Box 2975Melbourne Victoria 3001AustraliaNote: If your holding is sponsored within the CHESS environment you need to advise your sponsoring participant (inmost cases this would be your broker) of your change of address so that your records with CHESS are also updated.Yours sincerelyEBR Systems, Inc.EBR Systems, Inc.ARBN 654 147 127EBRRMMR RETURN SAMPLE123 SAMPLE STREETSAMPLE SUBURBSAMPLETOWN VIC 3030Samples/000002/000005/i12*M00000212Q03*

Appendix I

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

EBR SYSTEMS, INC.

EBR Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that:

1.       The name of the Corporation is EBR Systems, Inc.

2.       The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on April 25, 2003 and was last amended and restated on November 18, 2021, and further amended on May 21, 2025 (the “Restated Certificate”).

3.       The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending the Restated Certificate as follows:

(i)        Article IV, Part A of the Restated Certificate is amended and restated in its entirety as follows:

“This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 610,000,000 shares. 600,000,000 shares of which shall be Common Stock, having a par value per share of $0.0001. 10,000,000 shares of which shall be Preferred Stock, having a par value per share of $0.0001.

Effective as of [5:00 p.m., Eastern Time], on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware (the “Effective Time”), each [5-20]* shares of the Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any such fractional share, round up to the nearest whole number of shares in order to bring the number of shares held by such holder up to the next whole number of shares of Common Stock.”

4.       This Certificate of Amendment was duly adopted by the stockholders of the Corporation in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

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In Witness Whereof, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer as of March [___], 2026.

EBR Systems, Inc.

/s/ John McCutcheon
Name: John McCutcheon
Title: President and Chief Executive Officer

*	The Board of Directors of the Company (the “Board”) adopted a resolution approving separate amendments to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation. These amendments approve the combination of any whole number of shares of Common Stock between and including 5 and 20 into one share of Common Stock. By approving Proposal No. 1, you are approving each of the amendments proposed by the Board. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board to be in the best interests of the Corporation and its stockholders. The other proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board may also elect not to do any reverse split in which case all proposed amendments will be abandoned.

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